SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 14, 2003

(Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854

(State of incorporation	(Commission File	(IRS Employer
or organization)	Number)	Identification No.)

1680 Capital One Drive
McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

Item 9. Regulation FD Disclosure.

On March 14, 2003 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), certifications by Mr. Richard D. Fairbank and Mr. David R. Lawson, as Chief Executive Officer and Chief Financial Officer, respectively, of Capital One Financial Corporation (the “Company”), accompanied the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Form 10-K”) filed with the Commission. Copies of the certifications are attached hereto as Exhibit 99.1 and 99.2 and are incorporated by reference herein.

On March 14, 2003 pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and Rule 13a-14 under the Securities Exchange Act of 1934, the Company filed certifications by Mr. Fairbank and Mr. Lawson, as Chief Executive Officer and Chief Financial Officer, respectively, of the Company, regarding the Form 10-K. These certifications may be found immediately following the signature pages on the Form 10-K.

Note: Information in this report (including the exhibits) furnished pursuant to Item 9 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: March 14, 2003	By:	/s/ JOHN G. FINNERAN, JR. John G. Finneran, Jr. Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

99.1	Certification of the Registrant’s Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

99.2	Certification of the Registrant’s Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

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